UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 31, 2011

CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

This Form 8-K hereby amends the combined Annual Report on Form 10-K for the year ended December 31, 2010 as separately filed by Cablevision Systems Corporation and CSC Holdings, LLC (collectively with Cablevision, the “Company”), as originally filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2011 (the “Original Filing”) to retrospectively reclassify the assets and liabilities of AMC Networks Inc. (“AMC Networks”), a company which consists principally of national programming networks, including AMC, WE tv, IFC and Sundance Channel, and other services which consist primarily of AMC/Sundance Channel Global, an international programming business, IFC Entertainment, an independent film distribution business, and AMC Networks Broadcasting & Technology (formerly Rainbow Network Communications), a network technical services business, previously owned and operated by the Company's Rainbow segment as assets and liabilities distributed to shareholders/sole member on the consolidated balance sheets and as discontinued operations in the consolidated statements of operations and cash flows for all periods presented.  All assets and liabilities distributed to shareholders/sole member are excluded from the footnotes unless otherwise noted.  Amounts due to or due from AMC Networks that were previously eliminated in consolidation are now being presented as a component of accounts payable to affiliates or advances to affiliates on the Company’s consolidated balance sheets for all periods presented.  See Note 1 of the Combined Notes to Consolidated Financial Statements.  This update is consistent with the presentation of continuing and discontinued operations included in the Company's Quarterly Report on Form 10-Q for the second and third quarter ended June 30, 2011 and September 30, 2011, respectively.  The distribution of AMC Networks was completed on June 30, 2011.

This Form 8-K only amends and reclassifies Item 6, 7 and 8 and 15(a)(2) of the Original Filing, in each case, solely as a result of, and to reflect the reclassifications discussed above, and no other Items in the Original Filing are amended hereby.  The presentation of AMC Networks as a discontinued operation affects only the manner in which certain financial information was previously reported. We have not restated or revised the Company’s net income (loss) in any previously reported financial statements.

More current information is contained in the Company's other filings with the Securities and Exchange Commission (“SEC”), including the Company's Quarterly Reports on Forms 10-Q for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011, respectively.  This Form 8-K should be read in conjunction with the Company's Original Filing, the aforementioned Quarterly Reports on Form 10-Q and our other SEC filings which contain important information regarding events and developments that have occurred since the filing of the Original Filing.

In addition, pursuant to rules of the SEC, Item 15 of Part IV of the Original Filing has been amended to contain the consents of the Company’s independent registered public accounting firm.  The consents of the Company’s independent registered public accounting firm are attached to this Form 8-K as Exhibit 99.4 and Exhibit 99.5.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Selected Financial Data comprising Item 6 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations comprising Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

99.3	Financial Statements and Schedules comprising Item 8 and Item 15(a)(2) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

99.4	Consent of Independent Registered Public Accounting Firm.

99.5	Consent of Independent Registered Public Accounting Firm.

101
The following financial statements from Cablevision Systems Corporation's and CSC Holdings LLC's Current Report on Form 8-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission on October 31, 2011, formatted in XBRL (eXtensible Business Reporting Language):  (i) the Consolidated Balance Sheets; (ii) the Consolidated Statements of Operations; (iii) the Consolidated Statements of Cash Flows; (iv) the Consolidated Statements of Stockholders' Deficiency and Comprehensive Income (Loss) of Cablevision and the Consolidated Statements of Changes in Total Deficiency and Comprehensive Income (Loss) of CSC Holdings; and (v) the Combined Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

By:	/s/ Victoria Mink
	Name:	Victoria Mink
	Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: October 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC

By:	/s/ Victoria Mink
	Name:	Victoria Mink
	Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: October 31, 2011